UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
EXCHANGE ACT OF 1934
(AMENDMENT NO.    )
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☐	Soliciting Material Pursuant to §240.14a-12

First Business Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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First Business Financial Services Vote Online Go to www.envisionreports.com/FBIZ or scan the QR code - login details are located in the shaded bar below. First Business Financial Services, Inc. Annual Shareholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the First Business Financial Services, Inc. Annual Shareholder Meeting to be Held on April 29, 2022 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the 2022 Annual Meeting of Shareholders are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement, Notice of Annual Meeting and Annual Report on Form 10-K are available at: www.envisionreports.com/FBIZ Easy Online Access - Your your proxy materials and vote. Step 1: Go to www.envisionreports.com/FBIZ Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selection as instructed on each screen for your delivery preferences Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before Monday, April 19, 2022 to facilitate timely delivery.

First Business Financial Services, Inc. Annual Shareholder Meeting Notice The 2022 Annual Meeting of S

Your Vote Co

The 2022 Annual Meeting of Shareholders of First Business Financial Services, Inc. will be held on Friday, April 29, 2022 at 10:00 am CDT, virtually via the Internet at www.meetnow.global/MNLXAPF. To attend and participate in the Annual Meeting online, vote your shares electronically and submit your questions during the meeting, you must have your voter control number. If voting by mail, sign, detach and return the bottom portion in the enclosed envelope. First Business Financial Services, Inc. Notice of 2022 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting - April 29, 2022 The undersigned appoints Lynn Ann Arians and Corey A. Chambas, and each or either of them, proxies of the undersigned, with full power of substitution, and authorizes them to represent and to vote, as designated on the reverse side, all shares of common stock of First Business Financial Services, Inc. (the "Company") held of record by the undersigned at the close of business on February 25, 2022 at the Annual Meeting of Shareholder of the Company to be held on April 29, 2022 or any postponement of adjournment thereof. Shares represented by this proxy will be voted as directors by the shareholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" all the nominees listed in proposal one and "FOR" proposals two and three. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side)